Exhibit 10.5(c)

FIRST AMENDMENT

TO AMENDED AND RESTATED

MASTER LOAN AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LOAN AGREEMENT (this “Amendment”) is entered into to be effective as of February 16, 2012, between GREEN PLAINS BLUFFTON LLC, an Indiana limited liability company f/k/a Indiana Bio-Energy, LLC (the “Borrower”) and AGSTAR FINANCIAL SERVICES, PCA, an United States instrumentality (the “Lender”).

RECITALS

A. Borrower and Lender are parties to that certain Amended and Restated Master Loan Agreement dated as of September 30, 2011 (the “Loan Agreement”) by which the Lender agreed to extend certain financial accommodations to the Borrower.

B. At the request of Borrower, Borrower and Lender have agreed to make certain modifications to the Loan Agreement in accordance with the terms and conditions of this Amendment.

C. All terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

NOW THEREFORE, in consideration of the facts set forth in the above Recitals, which the parties agree are true and correct, and in consideration for entering into this Amendment, the undersigned hereby agree as follows:

AMENDMENTS

1. Amendment To Loan Agreement. Subsection 5.01(g) of the Loan Agreement is hereby amended and restated to read as follows:

(g) Fixed Charge Coverage Ratio. Maintain a Fixed Charge

Coverage Ratio of not less than 1.15 to 1.00, measured annually;

2. Limited Waivers. Subject to the terms and conditions set forth in this Amendment, the Lender hereby waives any default or Event of Default that could be deemed to have occurred under the Loan Agreement if the Borrower: (a) failed to maintain a Fixed Charge Coverage Ratio of 1.25 to 1.00 for December 2011, and by (b) failing to timely deliver a Compliance Certificate to Lender, each as required under Sections 5.01(d) and 5.01(e) of the Loan Agreement.

3. Conditions to Effectiveness of Limited Waivers. The effectiveness of the waivers set forth in paragraph 2 above is conditioned upon: (a) Borrower’s receipt of unencumbered cash equity in the amount of not less than $3,000,000, (b) Borrower providing Lender with such documents, instruments or agreements to show to Lender’s satisfaction the receipt of such equity by Borrower, and (c) Borrower’s delivery of a completed and signed Compliance Certificate dated as of December 31, 2011.

4. Effect on Loan Agreement. Except as expressly amended hereby, all of the terms of the Loan Agreement shall be unaffected by this Amendment and shall remain in full force and effect. Except for the limited waivers provided for herein, nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Lender, or to affect, modify, or impair any of the Lender’s rights under the Loan Documents.

5. Conditions Precedent to Effectiveness of this Amendment. The obligations of the Lender hereunder are subject to the conditions precedent that the Lender shall have received the following, in form and substance satisfactory to the Lender:

a. this Amendment duly executed by the Borrower and the Lender; and

b. the documents, instruments, and agreements described in Section 3 above shall be delivered to the Lender.

6. Representations and Warranties of Borrower. The Borrower hereby agrees with, reaffirms, and acknowledges as follows:

a. The execution, delivery and performance by Borrower of this Amendment is within Borrower’s power, has been duly authorized by all necessary action, and does not contravene: (i) the certificate of formation or operating agreement of Borrower; or (ii) any law or any contractual restriction binding on or affecting Borrower; and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

b. This Amendment is, and each other Loan Document to which Borrower is a party when delivered will be, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity;

c. All other representations, warranties and covenants contained in the Loan Agreement and the other Loan Documents are true and correct and in full force and effect; and

d. The waivers contained in this Amendment are limited solely to the matters set forth herein and except as expressly modified by this Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect.

7. Counterparts. It is understood and agreed that this Amendment may be executed in several counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart of this Amendment. Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

SIGNATURE PAGE TO

FIRST AMENDMENT TO

AMENDED AND RESTATED MASTER LOAN AGREEMENT

BY AND BETWEEN

GREEN PLAINS BLUFFTON LLC

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED: February 16, 2012

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Master Loan Agreement to be executed by their respective duly-authorized officers as of the date first above written.

BORROWER:

GREEN PLAINS BLUFFTON LLC, an Indiana limited liability company,

/s/ Jerry L. Peters
By: Jerry L. Peters Its: CFO

LENDER:

AGSTAR FINANCIAL SERVICES, PCA

/s/ Mark Schmidt
By: Mark Schmidt Its: Vice President